Exhibit 99.77Q1

SUB-ITEM 77Q1:  Exhibit

(d)	Articles Supplementary to the Articles of Incorporation are
	incorporated herein by reference to Exhibit (23)(a)(3) in to Registrant's Post-Effective Amendment No. 34, filed with the Commission on March 2, 2011.